EXHIBIT 99.2
                                                                    ------------

                           GATEWAY ENERGY CORPORATION
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

          The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by recording pro forma adjustments to the historical financial statements of Gateway Energy Corporation. The pro forma consolidated balance sheet as of December 31, 2009 has been prepared as if the acquisition of the Hickory Creek Gathering System ("Hickory Creek") closed on
December 31, 2009. The pro forma consolidated statements of operations for the years ended December 31, 2009 and 2008 have been prepared as if the acquisition of Hickory Creek closed on January 1, 2008. Gateway Energy Corporation and its subsidiaries are collectively referred to as "Gateway," the "Company," "we,"
"us," and "our." The notes to the unaudited pro forma condensed consolidated financial statements describe certain pro forma adjustments to give effect to the acquisition had it been consummated on the assumed dates.

          The pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transaction been consummated on the assumed dates.
Additionally, future results may vary significantly from the results reflected in the pro forma consolidated statements of operations due to changes in future transactions and other factors. These statements have been derived from our historical consolidated financial statements and those of Hickory Creek and should be read in conjunction with our audited consolidated financial statements and the related notes for the years ended December 31, 2009 and 2008 included in our Annual Report on Form 10-K for the years ended December 31, 2009 and 2008, and the audited financial statements and the related notes for the years ended
December 31, 2009 and 2008 of Hickory Creek, included as Exhibit 99.1 to this
Form 8-K/A.

          The pro forma information reflects estimates of the allocation of the amounts paid at closing to the assets acquired, which may be adjusted.

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


GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2009
(unaudited)



                                                                      Hickory        Pro forma
                                                       Gateway         Creek         Adjustments        Pro forma
                                                    ------------    ------------    ------------       ------------
ASSETS
Current assets
    Cash and cash equivalents ...................   $  2,086,787    $     72,396    $ (1,393,135)(a)   $    766,048
    Restricted cash .............................        900,000            --              --              900,000
    Certificate of deposit ......................           --            30,249         (30,249)(b)           --
    Accounts receivable trade ...................      1,101,100             600            (600)(b)      1,101,100
    Notes receivable ............................        148,088            --              --              148,088
    Prepaid expenses and other assets ...........         41,941           7,018          (7,018)(b)         41,941
                                                    ------------    ------------    ------------       ------------
            Total current assets ................      4,277,916         110,263      (1,431,002)         2,957,177
                                                    ------------    ------------    ------------       ------------

Property and equipment, at cost
    Gas gathering, processing, and
     transportation .............................      8,855,967         449,684       3,371,055 (c)     12,676,706
    Net profits interest ........................        701,482            --              --              701,482
    Office furniture and other equipment ........        150,500         292,921        (292,921)           150,500
                                                    ------------    ------------    ------------       ------------
                                                       9,707,949         742,605       3,078,134         13,528,688

    Less accumulated depreciation,
     depletion, and amortization ................     (2,785,241)       (249,864)        249,864 (d)     (2,785,241)
                                                    ------------    ------------    ------------       ------------
                                                       6,922,708         492,741       3,327,998         10,743,447
                                                    ------------    ------------    ------------       ------------

    Intangible asset, net of accumulated
     amortization ...............................        563,032            --              --              563,032
    Deferred tax asset ..........................      1,295,455            --              --            1,295,455
    Other assets ................................         36,803            --              --               36,803
                                                    ------------    ------------    ------------       ------------
            Total assets ........................   $ 13,095,914    $    603,004    $  1,896,996       $ 15,595,914
                                                    ============    ============    ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable ............................   $    660,504    $     27,300    $    (27,300)(b)   $    660,504
    Accrued expenses and other liabilities ......        305,549              21             (21)(b)        305,549
    Current maturities of capital lease .........          9,188            --              --                9,188
                                                    ------------    ------------    ------------       ------------
            Total current liabilities ...........        975,241          27,321         (27,321)           975,241
                                                    ------------    ------------    ------------       ------------

Long-term debt ..................................           --              --         2,500,000 (e)      2,500,000

Commitments and contingencies ...................           --              --              --                 --

Stockholders' Equity
    Preferred stock - $1.00 par value;
     10,000 shares authorized; no shares
     issued and outstanding .....................           --              --              --                 --
    Common stock - $0.25 par value;
     35,000,000 shares authorized;
     19,397,125 shares issued and
     outstanding ................................      4,849,281            --              --            4,849,281
    Partners' capital ...........................           --           575,683        (575,683)(f)           --
    Additional paid-in capital ..................     17,395,828            --              --           17,395,828
    Accumulated deficit .........................    (10,124,436)           --              --          (10,124,436)
                                                    ------------    ------------    ------------       ------------
            Total stockholders' equity ..........     12,120,673         575,683        (575,683)        12,120,673
                                                    ------------    ------------    ------------       ------------
            Total liabilities and
            stockholders' equity ................   $ 13,095,914    $    603,004    $  1,896,996       $ 15,595,914
                                                    ============    ============    ============       ============

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



(a) Reflects the pro forma adjustment to cash, which consists of the following:
                  Removal of Hickory Creek cash due to asset sale                     $     (72,396)
                  Drawdown on line of credit for acquisition                              2,500,000
                  Purchase price of pipeline assets acquired                             (3,820,739)
                                                                                      -------------
                  Cash paid for acquisition                                           $  (1,393,135)
                                                                                      =============

(b)               Reflects the removal of certificate of deposits, accounts receivable trade, prepaid expenses, accounts payable and accrued expenses due to asset purchase.

(c)               Reflects the pro forma adjustment to property, which consists of the following:
                  Removal of the historical cost of Hickory Creek                     $    (449,684)
                  Allocation of purchase price to pipeline assets acquired                3,820,739
                                                                                      -------------
                                                                                      $   3,371,055
                                                                                      =============

(d) Reflects the removal of Hickory Creek's accumulated depreciation.

(e) Reflects the drawdown on the line of credit for the acquisition.

(f) Reflects the removal of the Partners' capital of Hickory Creek.


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


GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(unaudited)


                                                                       Hickory          Pro forma
                                                     Gateway            Creek          Adjustments            Pro forma
                                                  --------------    --------------    --------------       --------------

Operating revenues
    Sales of natural gas ......................   $    4,183,830    $         --      $         --         $    4,183,830
    Transportation of natural gas and .........             --
       liquids ................................        2,342,479           566,953              --              2,909,432
    Treating and other ........................          181,665              --                --                181,665
                                                  --------------    --------------    --------------       --------------
                                                       6,707,974           566,953              --              7,274,927
                                                  --------------    --------------    --------------       --------------
Operating costs and expenses
    Cost of natural gas purchased .............        3,586,046              --                --              3,586,046
    Operation and maintenance .................          384,009            57,316              --                441,325
    Depreciation and amortization .............          608,394            40,945           213,771 (a)          863,110
    General and administrative ................        2,405,400            24,066           (24,066)(b)        2,405,400
                                                  --------------    --------------    --------------       --------------
                                                       6,983,849           122,327           189,705            7,295,881
                                                  --------------    --------------    --------------       --------------
Operating income (loss) .......................         (275,875)          444,626          (189,705)             (20,954)

Other income (expense)
    Interest income ...........................           30,408             1,107            (7,711)(c)           23,804
    Interest expense ..........................         (116,699)             --            (137,500)(d)         (254,199)
    Other expense, net ........................         (178,758)             --                --               (178,758)
                                                  --------------    --------------    --------------       --------------
                                                        (265,049)            2,660          (145,211)            (409,153)
                                                  --------------    --------------    --------------       --------------
 Income (loss) from continuing operations
    before income taxes and discontinued
    operations ................................         (540,924)          445,733          (334,916)            (430,107)
Income tax benefit (expense) ..................          159,157              --             (37,678)(e)          121,479
                                                  --------------    --------------    --------------       --------------

Income (loss) from continuing
  operations ..................................         (381,767)          445,733          (372,594)            (308,628)

Discontinued operations
    Loss from discontinued operations, net
       of taxes ...............................         (155,897)             --                --               (155,897)
    Gain on disposal of discontinued
       operations, net of taxes ...............          318,180              --                --                318,180
                                                  --------------    --------------    --------------       --------------
Net income (loss).............................    $     (219,484)   $      445,733    $     (372,594)      $     (146,345)
                                                  ==============    ==============    ==============       ==============

Basic and diluted income per common share
    Continuing operations .....................   $        (0.02)                                          $        (0.01)
    Discontinued operations ...................             0.01                                                     0.01
                                                  --------------                                           --------------
    Net income ................................   $        (0.01)                                          $         --
                                                  ==============                                           ==============
Weighted average number of common shares
    outstanding
    Basic .....................................       19,303,488                                               19,303,488
    Diluted ...................................       19,303,488                                               19,303,488


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(a)  Reflects the elimination of the depreciation recorded by Hickory Creek
     ($40,945) and adds the depreciation recorded by Gateway of $254,716 for the year ended December 31, 2009.

(b) Reflects the removal of general and administrative expenses of Hickory Creek ($24,066). No general and administrative expenses of Hickory Creek will continue.

(c) Reflects the elimination of the interest income of Hickory Creek ($1,107) and deducts the interest income earned by Gateway due to the cash paid for the acquired assets ($6,604).

(d) Reflects interest expense on the drawdown of the Gateway line of credit used as consideration for the acquisition for the year ended December 31, 2009.

(e) Reflects the adjustment to income tax expense due to the acquisition of Hickory Creek.

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


GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(unaudited)


                                                                   Hickory        Pro forma
                                                   Gateway          Creek        Adjustments          Pro forma
                                                 ------------    ------------    ------------       ------------
Operating revenues
    Sales of natural gas .....................   $ 12,033,817    $       --      $       --         $ 12,033,817
    Transportation of natural gas and ........           --
       liquids ...............................      1,788,070         269,266            --            2,057,336
    Treating and other .......................         60,589            --              --               60,589
                                                 ------------    ------------    ------------       ------------
                                                   13,882,476         269,266            --           14,151,742
                                                 ------------    ------------    ------------       ------------
Operating costs and expenses
    Cost of natural gas purchased ............     10,979,136            --              --           10,979,136
    Operation and maintenance ................        433,577          44,818            --              478,395
    Depreciation and amortization ............        621,252          39,008         215,708 (a)        875,968
    General and administrative ...............      2,424,045          12,532         (12,532)(b)      2,424,045
                                                 ------------    ------------    ------------       ------------
                                                   14,458,010          96,358        (588,508)        14,757,544
                                                 ------------    ------------    ------------       ------------
Operating income (loss) ......................       (575,534)        172,908         588,508           (605,802)

Other income (expense)
    Interest income ..........................         29,119           1,063          (7,667)(c)         22,515
    Interest expense .........................       (157,091)           --          (137,500)(d)       (294,591)
    Other income (expense), net ..............      1,731,155            --              --            1,731,155
                                                 ------------    ------------    ------------       ------------
                                                    1,603,183           1,063        (145,167)         1,459,079
                                                 ------------    ------------    ------------       ------------
Income (loss) from continuing
    operations before income taxes and
    discontinued operations ..................      1,027,649         173,971        (348,343)           860,944
Income tax benefit (expense) .................       (375,764)           --            59,286 (e)       (316,478)
                                                 ------------    ------------    ------------       ------------
Income (loss) from continuing
  operations .................................        651,885         173,971        (289,056)           536,800

Discontinued operations
    Income from discontinued operations,
       net of taxes ..........................        194,480            --              --              194,480
                                                 ------------    ------------    ------------       ------------
Net income (loss) ............................        846,365         173,971        (289,056)           731,280
Net income attributable to noncontrolling
    interest .................................        (28,824)           --              --              (28,824)
                                                 ------------    ------------    ------------       ------------
Net income (loss) ............................   $    817,541    $    173,971    $   (289,056)      $    702,456
                                                 ============    ============    ============       ============

Basic and diluted income per common share
    Continuing operations ....................   $       0.03                                       $       0.02
    Discontinued operations ..................           0.01                                               0.01
                                                 ------------                                       ------------
    Net income...............................    $       0.04                                       $       0.03
                                                 ============                                       ============

Weighted average number of common
    shares outstanding
    Basic ....................................     19,126,587                                         19,126,587
    Diluted ..................................     19,330,409                                         19,330,409


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(a)  Reflects the elimination of the depreciation recorded by Hickory Creek
     ($39,008) and adds the depreciation recorded by Gateway of $254,716 for the year ended December 31, 2008.

(b) Reflects the removal of general and administrative expenses of Hickory Creek ($12,532). No general and administrative expenses of Hickory Creek will continue.

(c) Reflects the elimination of the interest income of Hickory Creek ($1,063) and deducts the interest income earned by Gateway due to the cash paid for the acquired assets ($6,604).

(d) Reflects interest expense on the drawdown of the Gateway line of credit used as consideration for the acquisition for the year ended December 31, 2008.

(e) Reflects the adjustment to income tax expense due to the acquisition of Hickory Creek.